UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 4, 2020

BENEFITFOCUS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)
001-36061		46-2346314
(Commission File Number)		(IRS Employer Identification No.)

100 Benefitfocus Way, Charleston, South Carolina 29492

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (843) 849-7476

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	BNFT	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this Chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 4, 2020, Benefitfocus, Inc. (the “Company”) completed the previously announced issuance and sale of 1,777,778 shares of a newly created series of its preferred stock, par value $0.001 per share, designated as “Series A Convertible Preferred Stock” (the “Series A Preferred Stock”) to BuildGroup LLC, a Delaware limited liability company (the “Buyer”), pursuant to the terms of the preferred stock purchase agreement (the “Purchase Agreement”), dated as of May 22, 2020, by and between the Company and the Buyer. A. Lanham Napier, a current member of the Company’s Board of Directors (the “Board”), is the Chief Executive Officer of the Buyer.

The terms of the Series A Preferred Stock have been previously disclosed in Item 1.01 to the Company’s Current Report on Form 8-K filed on May 26, 2020.

The proceeds of this offering were approximately $80.0 million. The Company intends to use the proceeds for general corporate purposes, including potential acquisitions and repayments of debt.

In connection with the sale of the Series A Preferred Stock, the Company entered into the Registration Rights Agreement and the Voting Agreement, as defined and described below.

Registration Rights Agreement

Pursuant to the Registration Rights Agreement, dated June 4, 2020, by and between the Company and the Buyer (the “Registration Rights Agreement”), the Company agreed to file a registration statement registering for resale the shares of common stock issuable upon conversion of the Series A Preferred Stock within 30 calendar days from the date of the Purchase Agreement.

Co-Sale and Voting Agreement

On June 4, 2020, concurrent with the Company closing the transactions contemplated by the Purchase Agreement, the Company entered into a Co-Sale and Voting Agreement (the “Voting Agreement”) with the Buyer and Mason R. Holland, Jr., the Executive Chairman of the Company’s Board of Directors (the Buyer and Mr. Holland, collectively, the “Stockholders”). Pursuant to the Certificate of Designations (as defined below), as long as not less than 60% of the shares of the Series A Preferred Stock originally issued remain outstanding, the holders of the majority of the then outstanding shares of the Series A Preferred Stock, voting together as a single class, will have the right at any election of directors to elect (A) two directors if the Board consists of nine or fewer directors; or (B) three directors if the Board consists of 10 directors (the “Preferred Stock Directors”). Pursuant to the Voting Agreement, the Stockholders agreed, among other things, to vote their shares in favor of the Preferred Stock Directors (the “Voting Provision”). Mr. Holland and his affiliates are bound by the Voting Provision as long as they continue to beneficially own a majority of the common stock beneficially owned by them on the date of the Voting Agreement.

Pursuant to the Voting Agreement, to the extent permitted by the rules of the NASDAQ Stock Market (or other stock exchange on which the Company’s common stock is then listed), the Company will appoint Mr. Napier as Lead Independent Director of the Board.

Pursuant to the Voting Agreement, the Stockholders also agreed that except in the case of Exempted Transfers (as defined therein), which include, among other transfers, sales made pursuant to an effective registration statement, a Stockholder who proposes to transfer any of its shares must give the other Stockholder fourteen (14) days advance written notice of such transfer, and that the other Stockholder, within seven (7) days of receipt of such notice, may elect to participate in such transfer on a pro rata basis based on the number of shares of common stock then beneficially owned by each, on an as-converted basis.

The foregoing descriptions of the Registration Rights Agreement and the Voting Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Registration Rights Agreement and the Voting Agreement, which are attached hereto as Exhibit 10.1 and 10.2, and are incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The issuance and sale of the shares of the Series A Preferred Stock pursuant to the Purchase Agreement described above were made in reliance on an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof. The information in Item 1.01 above relating to the issuance and sale of the Series A Preferred Stock is incorporated into this Item 3.02 by reference.

Item 3.03.	Material Modifications to Rights of Security Holders.

A summary of the rights, preferences and privileges of the Series A Preferred Stock is set forth in Item 1.01 of the Current Report on Form 8-K filed by the Company on May 26, 2020, which is incorporated herein by reference. Each share of the Series A Preferred Stock issued to the Buyer pursuant to the Purchase Agreement has the powers, designations, preferences, and other rights of the Series A Preferred Stock set forth in the Certificate of Designations of the Series A Preferred Stock filed by the Company with the Secretary of State of the State of Delaware on June 4, 2020 (the “Certificate of Designations”), a copy of which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01 and Item 3.03 above relating to the issuance and sale of the Series A Preferred Stock and the Certificate of Designations is incorporated herein by reference. The Certificate of Designations establishes the powers, designations, preferences, and other rights of the Series A Preferred Stock and became effective upon filing with the Secretary of State of the State of Delaware on June 4, 2020.

Item 8.01	Other Events.

On June 8, 2020, the Company issued a press release announcing the closing of the issuance and sale of the shares of the Series A Preferred Stock to the Buyer. A copy of the press release is included herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Certificate of Designations for the Series A Convertible Preferred Stock of Benefitfocus, Inc., as filed with the Delaware Secretary of State on June 4, 2020.

10.1	Registration Rights Agreement, dated June 4, 2020, by and between Benefitfocus, Inc. and BuildGroup LLC.

10.2	Co-Sale and Voting Agreement, dated June 4, 2020, by and among Benefitfocus, Inc., BuildGroup LLC, and Mason R. Holland, Jr.

99.1	Press release dated June 8, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENEFITFOCUS, INC.

Date: June 8, 2020	/s/ Stephen M. Swad
Stephen M. Swad
Chief Financial Officer